UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of The Securities
                  Exchange Act of 1934 Date of Report (Date of
                    earliest event reported): April 13, 2004

                         Reality Wireless Networks, Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)

                                    000-26369

                            (Commission File Number)

                                   88-0422026

                        (IRS Employer Identification No.)

             4906 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335

               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                   FORM 8-K

                         Reality Wireless Networks, Inc.

Section 1 - Registrant's Business and Operations
Section 2 - Financial Information
Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

         On April 13, 2005  Registrant  issued  shares of common  stock to Steve
Careaga in the amount of 60,000,000 shares. The common stock is issued to Careaga in his capacity as Chief Executive Officer and director as consideration of services past and continuing.

         The stock was sold by Registrant pursuant to a board of directors' resolution in reliance on the Securities Act of 1933 and an exemption from the registration provisions of that law contained in section 4 (2) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

         On April 14, 2005 the Board of Directors of Registrant passed a resolution to authorize a reverse stock split of the issued common stock of Registrant. No record date and effective date has been set for the reverse split. Registrant anticipates that the split will take effect when an information statement is filed with the SEC on Schedule 14C and distributed to shareholders and in accordance with the timing requirements of the SEC, the laws of the state of Nevada, if any, and in light of the notice requirements of the NASD.

         The proposed reverse stock-split will affect Registrant's common stock holders such that, in the event of that new equity securities are issued after giving effect to the reverse split, the voting powers of the current common stock holders and relative percentage of equity in Registrant will be reduced substantially. As of the effective date of the reverse split, however, the relative holdings of all equity securities holders will remain the same as before the reverse split.

Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events
Section 9 - Financial Statements and Exhibits


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         Item 9.01 Financial Statements and Exhibits.

EXHIBIT NUMBER       DESCRIPTION              LOCATION
--------------       -----------              --------
    10.15            Consulting Agreement     Filed Herewith


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      REALITY WIRELESS NETWORKS, INC., INC.

                                  (Registrant)

Date :  April 15, 2005

/s/ Steve Careaga
----------------------
Steve Careaga,
Chief Executive Officer